Exhibit 4.3

SANTANDER HOLDINGS USA, INC.

Company

to

DEUTSCHE BANK TRUST COMPANY AMERICAS

Trustee

Thirty-Fourth Supplemental Indenture

SENIOR DEBT SECURITIES

Dated as of May 31, 2024

EXHIBIT A – Form of 6.124% Fixed-to-Floating Rate Senior Note due 2027

EXHIBIT B – Form of 6.342% Fixed-to-Floating Rate Senior Note due 2035

i

THIRTY-FOURTH SUPPLEMENTAL INDENTURE

THIRTY-FOURTH SUPPLEMENTAL INDENTURE (this “Thirty-Fourth Supplemental Indenture”), dated as of May 31, 2024, between SANTANDER HOLDINGS USA, INC., a corporation duly organized and existing under the laws of the Commonwealth of Virginia (the “Company”), having its principal office at 75 State Street, Boston, Massachusetts 02109, and Deutsche Bank Trust Company Americas, a New York banking corporation, having a corporate trust office c/o Trust and Agency Services, 1 Columbus Circle, 17th Floor, Mail Stop: NYC01-1710, New York, NY 10019, as Trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of April 19, 2011 (the “Base Indenture”) to provide for the issuance by the Company from time to time of its unsecured debentures, notes or other evidences of indebtedness (the “Securities”);

WHEREAS, the Company amended the Base Indenture pursuant to the Eighth Supplemental Indenture, dated as of March 1, 2017, between the Company and the Trustee (the “Eighth Supplemental Indenture,” and the Base Indenture, as amended by the Eighth Supplemental Indenture and as supplemented by this Thirty-Fourth Supplemental Indenture, the “Indenture”);

WHEREAS, Sections 2.01, 3.01 and 9.01 of the Base Indenture provide that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture, without the consent of any Holders, to, among other things, establish the terms of Securities of any series as permitted by the Indenture;

WHEREAS, the issuance and sale of $500,000,000 aggregate principal amount of a new series of the Securities of the Company designated as its 6.124% Fixed-to-Floating Rate Senior Notes due 2027 (the “2027 Notes”) and $750,000,000 aggregate principal amount of a new series of the Securities of the Company designated as its 6.342% Fixed-to-Floating Rate Senior Notes due 2035 (the “2035 Notes,” and together with the 2027 Notes, the “Notes”) have been authorized by resolutions adopted by the board of directors of the Company;

WHEREAS, the Company desires to issue and sell the Notes as of the date hereof;

WHEREAS, the Company desires to establish the terms of the Notes;

WHEREAS, all things necessary to make this Thirty-Fourth Supplemental Indenture a legal and binding supplement to the Base Indenture in accordance with its terms and the terms of the Base Indenture have been done;

WHEREAS, the Company has complied with all conditions precedent provided for in the Base Indenture relating to this Thirty-Fourth Supplemental Indenture; and

WHEREAS, the Company has requested that the Trustee execute and deliver this Thirty-Fourth Supplemental Indenture.

NOW, THEREFORE:

For and in consideration of the premises stated herein and the purchase of the Notes by the Holders thereof, the Company and the Trustee covenant and agree, for the equal and proportionate benefit of the Holders of the Notes, as follows:

ARTICLE 1

SCOPE OF THIRTY-FOURTH SUPPLEMENTAL INDENTURE

Section 1.01 Scope. This Thirty-Fourth Supplemental Indenture constitutes a supplement to the Base Indenture and an integral part of the Indenture and shall be read together with the Base Indenture and Eighth Supplemental Indenture as though all the provisions thereof are contained in one instrument. Except as expressly amended by the Eighth Supplemental Indenture and Thirty-Fourth Supplemental Indenture, the terms and provisions of the Base Indenture shall remain in full force and effect. Notwithstanding the foregoing, this Thirty-Fourth Supplemental Indenture shall only apply to the Notes.

ARTICLE 2

DEFINITIONS

Section 2.01 Definitions and Other Provisions of General Application. For all purposes of this Thirty-Fourth Supplemental Indenture unless otherwise specified herein:

(a) all terms used in this Thirty-Fourth Supplemental Indenture which are not otherwise defined herein shall have the meanings they are given in the Base Indenture, as amended by the Eighth Supplemental Indenture;

(b) the provisions of general application stated in Sections 1.02 through 1.15 of the Base Indenture shall apply to this Thirty-Fourth Supplemental Indenture, except that the words “herein,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Thirty-Fourth Supplemental Indenture as a whole and not to the Base Indenture or any particular Article, Section or other subdivision of the Base Indenture or this Thirty-Fourth Supplemental Indenture and the phrases “in writing” or “written” as used herein shall be deemed to include PDFs, e-mails and other electronic means of transmission, unless otherwise indicated;

(c) Section 1.01 of the Base Indenture is amended and supplemented, solely with respect to the 2027 Notes, by inserting the following additional defined terms in their appropriate alphabetical positions:

“Business Day” means any day, other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions in the City of New York are authorized or required by law, regulation or executive order to close.

“2027 Fixed Rate Period” means from (and including) the Issue date to (but excluding) May 31, 2026.

“2027 Fixed Rate Period Interest Payment Date” means semi-annually in arrears each May 31 and November 30, commencing on November 30, 2024, and ending on May 31, 2026.

“2027 Floating Rate Interest Period” means the period beginning on (and including) a 2027 Floating Rate Period Interest Payment Date and ending on (but excluding) the next succeeding 2027 Floating Rate Period Interest Payment Date during the Floating Rate Period; provided that the first Floating Rate Interest Period will begin on (and include) May 31, 2026 and will end on (but exclude) the first 2027 Floating Rate Period Interest Payment Date.

“2027 Floating Rate Period” means from (and including) May 31, 2026 to (but excluding) the 2027 Maturity Date.

“2027 Floating Rate Period Interest Payment Date” means quarterly in arrears on August 31, 2026, November 30, 2026, February 28, 2027, and the 2027 Maturity Date.

“2027 Interest Determination Date” means the second U.S. Government Securities Business Day preceding the applicable 2027 Floating Rate Period Interest Payment Date.

“Issue Date” means May 31, 2024.

(d) Section 1.01 of the Base Indenture is amended and supplemented, solely with respect to the 2035 Notes, by inserting the following additional defined terms in their appropriate alphabetical positions:

“Business Day” means any day, other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions in the City of New York are authorized or required by law, regulation or executive order to close.

“2035 Fixed Rate Period” means from (and including) the Issue date to (but excluding) May 31, 2034.

“2035 Fixed Rate Period Interest Payment Date” means semi-annually in arrears each May 31 and November 30, commencing on November 30, 2024, and ending on May 31, 2034.

“2035 Floating Rate Interest Period” means the period beginning on (and including) a 2035 Floating Rate Period Interest Payment Date and ending on (but excluding) the next succeeding 2035 Floating Rate Period Interest Payment Date during the 2035 Floating Rate Period; provided that the first 2035 Floating Rate Interest Period will begin on (and include) May 31, 2034 and will end on (but exclude) the first 2035 Floating Rate Period Interest Payment Date.

“2035 Floating Rate Period” means from (and including) May 31, 2034 to (but excluding) the 2035 Maturity Date.

“2035 Floating Rate Period Interest Payment Date” means quarterly in arrears on August 31, 2034, November 30, 2034, February 28, 2035, and the 2035 Maturity Date.

“2035 Interest Determination Date” means the second U.S. Government Securities Business Day preceding the applicable 2035 Floating Rate Period Interest Payment Date.

“Issue Date” means May 31, 2024.

(e) Section 2.02 of the Base Indenture is amended and supplemented, solely with respect to the Notes, by revising the second to last paragraph of the “Form of Face of Security” to read in its entirety as follows:

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ARTICLE 3

FORM AND TERMS OF THE 2027 NOTES

Section 3.01 Form and Dating.

(a) The 2027 Notes and the Certificate of Authentication shall be substantially in the form of Exhibit A attached hereto. The 2027 Notes may have notations, a legend or legends or endorsements as may be required to comply with any law or with any rules of any securities exchange or usage. Each 2027 Note shall be dated the date of its authentication.

(b) The terms contained in the 2027 Notes shall constitute, and are hereby expressly made, a part of the Indenture as supplemented by this Thirty-Fourth Supplemental Indenture and the Company and the Trustee, by their execution and delivery of this Thirty-Fourth Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

Section 3.02 Terms of the Notes. The following terms relating to the 2027 Notes are hereby established:

(a) Title. The 2027 Notes shall constitute a series of Securities having the title “Santander Holdings USA, Inc. 6.124% Fixed-to-Floating Rate Senior Notes due 2027,” and the CUSIP number shall be “80282K BK1.”

(b) Principal Amount. The aggregate principal amount of the 2027 Notes that may be authenticated and delivered under the Indenture, as amended hereby, shall be $500,000,000 on the Issue Date. Provided that no Covenant Breach or Event of Default has occurred and is continuing with respect to the 2027 Notes, the Company may, without notice to or the consent of the Holders, create and issue additional Securities having the same terms as, and ranking equally and ratably with, the 2027 Notes in all respects and so that such additional 2027 Notes will be consolidated and form a single series with, and have the same terms as to status, redemption or otherwise as, the 2027 Notes initially issued.

(c) Person to Whom Interest is Payable. Interest payable, and punctually paid or duly provided for, on any 2027 Interest Payment Date will be paid to the Person in whose name the 2027 Notes are registered at the close of business on the Regular Record Date for such interest, which shall be the close of business fifteen (15) calendar days (whether or not a Business Day) immediately preceding a 2027 Fixed Rate Period Interest Payment Date or a 2027 Floating Rate Period Interest Payment Date (together, the “2027 Interest Payment Dates” and, each, a “2027 Interest Payment Date”). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the 2027 Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner and as provided for in the Base Indenture.

(d) Maturity Date. The entire outstanding principal of the 2027 Notes shall be payable on May 31, 2027 (the “2027 Maturity Date”). If the 2027 Maturity Date or the date of any repayment of the 2027 Notes falling within the 2027 Fixed Rate Period is not a Business Day, interest and principal shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after the 2027 Maturity Date.

(e) Interest.

(1) With respect to the 2027 Fixed Rate Period, the rate at which the 2027 Notes shall bear interest shall be 6.124% per annum (the “2027 Initial Interest Rate”). Interest will be calculated on the basis of twelve 30-day months or, in the case of an incomplete month, the actual number of days elapsed, in each case assuming a 360-day year.

(2) During the 2027 Floating Rate Period, the rate at which the 2027 Notes shall bear interest shall be equal to the Benchmark (as defined below) plus 1.232% per annum (the “2027 Margin”). Interest will be calculated on the basis of the actual number of days in each 2027 Floating Rate Interest Period, assuming a 360-day year. In no event will the interest payable on the 2027 Notes be less than zero.

(3) In the event that any scheduled 2027 Interest Payment Date (other than the 2027 Maturity Date) for the 2027 Notes falls on a day that is not a Business Day, then payment of interest payable on such 2027 Interest Payment Date shall be postponed to the next succeeding Business Day (and no interest on such payment will accrue for the period from and after such scheduled 2027 Interest Payment Date); provided that, during the 2027 Floating Rate Period, if that Business Day falls in the next succeeding calendar month, such 2027 Floating Rate Period Interest Payment Date will be the immediately preceding Business Day. If any such 2027 Floating Rate Period Interest Payment Date (other than the 2027 Maturity Date) is postponed or brought forward as described above, the payment of interest due on such postponed or brought forward 2027 Floating Rate Period Interest Payment Date will include interest accrued to but excluding such postponed or brought forward 2027 Floating Rate Period Interest Payment Date.

(4) If a Redemption Date or repayment of the 2027 Notes falls within the 2027 Floating Rate Period but does not occur on a 2027 Floating Rate Period Interest Payment Date, (i) the related 2027 Interest Determination Date shall be deemed to be the date that is two U.S. Government Securities Business Days prior to such Redemption Date or repayment, (ii) the related Observation Period shall be deemed to end on (but exclude) the related 2027 Interest Determination Date for such Redemption Date or repayment, (iii) the 2027 Floating Rate Period will be deemed to be shortened accordingly and (iv) corresponding adjustments will be deemed to be made to the Compounded SOFR Index Rate formula.

(f) Calculation of Benchmark; Definitions. For the purposes of this Section 3.02, capitalized terms used but not otherwise defined in this section shall have the following meanings:

(1) “Benchmark” means, initially, the Compounded SOFR Index Rate; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

(2) “Benchmark Replacement” means the first alternative set forth in the order below that shall be determined by the Company or its designee (in consultation with the Company) as of the Benchmark Replacement Date:

a. the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (b) the Benchmark Replacement Adjustment;

b. the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

c. the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee (in consultation with the Company) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

(3) “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee (in consultation with the Company) as of the Benchmark Replacement Date:

a. the spread adjustment (which may be a positive or negative value or zero) that has been (i) selected or recommended by the Relevant Governmental Body or (ii) determined by the Company or its designee (in consultation with the Company) in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

b. if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; or

c. the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee (in consultation with the Company) giving due consideration to industry-accepted spread adjustments (if any), or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

(4) “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

a. in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

b. in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

(5) “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

a. a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

b. a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

c. a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

(6) “Compounded SOFR Index Rate” means, in relation to a Floating Rate Interest Period, the rate computed by the calculation agent in accordance with the following formula (and the resulting percentage will be rounded if necessary to the nearest seventh decimal place, with 0.00000005 being rounded upwards):

Where:

“d” is the number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd (being the number of calendar days in the Observation Period);

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the first date of the relevant 2027 Floating Rate Interest Period; and

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the 2027 Floating Rate Period Interest Payment Date relating to such 2027 Floating Rate Interest Period;

(7) “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding Business Day adjustments) as the applicable tenor for the then-current Benchmark.

(8) “designee” means an affiliate or any other agent of the Company.

(9) “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

(10) “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. (“ISDA”) or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

(11) “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA.

(12) “NY Federal Reserve’s website” means the website of the Federal Reserve Bank of New York (the “NY Federal Reserve”), currently at http://www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of the Secured Overnight Financing Rate.

(13) “Observation Period” means, in respect of each 2027 Floating Rate Interest Period, the period from (and including) the day falling two U.S. Government Securities Business Days prior to the first day of the relevant Floating Rate Interest Period to (but excluding) the day falling two U.S. Government Securities Business Days prior to the relevant 2027 Floating Rate Period Interest Payment Date for such 2027 Floating Rate Interest Period.

(14) “Reference Time” means (1) if the Benchmark is Compounded SOFR Index Rate, the SOFR Determination Time, and (2) if the Benchmark is not Compounded SOFR Index Rate, the time determined by the Company or its designee (in consultation with the Company) in accordance with the Benchmark Replacement Conforming Changes.

(15) “Relevant Governmental Body” means the Federal Reserve and/or the NY Federal Reserve, or a committee officially endorsed or convened by the Federal Reserve and/or the NY Federal Reserve or any successor thereto.

(16) “Relevant Rules” means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage, total loss-absorbing capacity, or regulatory long-term debt requirements) then in effect in the United States and applicable to the Company from time to time and any regulations, requirements, guidelines and policies relating to capital adequacy adopted from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Company or to the Company and any of its holding or subsidiary companies or any subsidiary of any such holding company).

(17) “SOFR” means, with respect to any U.S. Government Securities Business Day, the rate determined by the calculation agent in accordance with the following provisions:

a. the Secured Overnight Financing Rate published for such U.S. Government Securities Business Day as such rate appears on the NY Federal Reserve’s website on the immediately following U.S. Government Securities Business Day at the SOFR Determination Time.

b. if the rate does not so appear, the Secured Overnight Financing Rate published on the NY Federal Reserve’s website for the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the NY Federal Reserve’s website.

(18) “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

(19) “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

(20) “SOFR Determination Time” means, with respect to any U.S. Government Securities Business Day, 3:00 p.m. (New York City time) on such U.S. Government Securities Business Day.

(21) “SOFR Index” means, with respect to any U.S. Government Securities Business Day:

a. the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at the SOFR Determination Time; provided that

b. if a SOFR Index value does not so appear as specified in (a) above at the SOFR Determination Time, then (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR Index Rate shall be the rate determined pursuant to Section 3.02(g) or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred in respect of SOFR, then Compounded SOFR Index Rate shall be the rate determined pursuant to Section 3.02(h).

(22) “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

(23) “U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding clauses (a) and (b) of the definition of “SOFR” above, if the Company or its designee (in consultation with the Company) determines on or prior to the relevant 2027 Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the “Benchmark Transition Provisions” set forth below will thereafter apply to all determinations of the rate of interest payable on the 2027 Notes during the 2027 Floating Rate Period.

In accordance with and subject to the Benchmark Transition Provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period on the 2027 Notes during the 2027 Floating Rate Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Margin.

(g) SOFR Index Unavailability. If SOFR IndexStart or SOFR IndexEnd is not published on the relevant Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR Index Rate” shall mean, for the relevant interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information (or such successor website). For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily SOFR (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

(h) Benchmark Transition.

(1) If the Company or its designee (in consultation with the Company) determine that a Benchmark Transition Event and related Benchmark Replacement Date have occurred prior to the applicable Reference Time in respect of any determination of the Benchmark on any date, the applicable Benchmark Replacement shall replace the then-current Benchmark for all purposes relating to the 2027 Notes during the 2027 Floating Rate Period in respect of such determination on such date and all determinations on all subsequent dates; provided that, if the Company or its designee (in consultation with the Company) are unable to or do not determine a Benchmark Replacement in accordance with this Section 3.02 prior to 5:00 p.m. (New York City time) on the relevant Interest Determination Date, the interest rate for the related 2027 Floating Rate Interest Period shall be equal to the interest rate in effect for the immediately preceding 2027 Floating Rate Interest Period or, in the case of the 2027 Interest Determination Date prior to the first 2027 Floating Rate Period Interest Payment Date, the 2027 Initial Interest Rate.

(2) In connection with the implementation of a Benchmark Replacement, the Company or its designee (in consultation with the Company) shall have the right to make changes to (1) any 2027 Interest Determination Date, 2027 Floating Rate Period Interest Payment Date, Reference Time, business day convention or 2027 Floating Rate Interest Period, (2) the manner, timing and frequency of determining the rate and amounts of interest that are payable on the 2027 Notes during the 2027 Floating Rate Period and the conventions relating to such determination and calculations with respect to interest, (3) rounding conventions, (4) tenors and (5) any other terms or provisions of the 2027 Notes during the 2027 Floating Rate Period, in each case that the

Company or its designee (in consultation with the Company) determines, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee (in consultation with the Company) decides that implementation of any portion of such market practice is not administratively feasible or determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee (in consultation with the Company) determines is appropriate (acting in good faith)) (the “Benchmark Replacement Conforming Changes”). Any Benchmark Replacement Conforming Changes will apply to the 2027 Notes for all future 2027 Floating Rate Interest Periods.

(3) The Company shall promptly give notice of the determination of the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes to the Trustee, the paying agent, the calculation agent and the Holders of the 2027 Notes; provided that failure to provide such notice will have no impact on the effectiveness of, or otherwise invalidate, any such determination.

(4) All determinations, decisions, elections and any calculations made by the Company or its designee for the purposes of determining the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes will be conclusive and binding on the Holders of the 2027 Notes, the Company, the calculation agent, the Trustee and the paying agent, absent manifest error. If made by the Company’s designee, such determinations, decisions, elections and calculations will be made after consulting with the Company, and its designees will not make any such determination, decision, election or calculation to which the Company objects. Notwithstanding anything to the contrary in this Thirty-Fourth Supplemental Indenture or the 2027 Notes, any determinations, decisions, calculations or elections made in accordance with this Section 3.02(h) shall become effective without consent from the Holders of the 2027 Notes or any other party.

(5) Any determination, decision or election relating to the Benchmark will be made by the Company on the basis described above. The calculation agent shall have no liability for not making any such determination, decision or election. In addition, the Company may designate an entity (which may be an affiliate of the Company) to make any determination, decision or election that the Company has the right to make in connection with the determination of the Benchmark.

(6) Notwithstanding any other provision set forth herein, no Benchmark Replacement shall be adopted, nor shall the applicable Benchmark Replacement Adjustment be applied, nor shall any Benchmark Replacement Conforming Changes be made, if in the Company’s determination, the same could reasonably be expected to prejudice the qualification of the 2027 Notes as eligible liabilities or loss absorbing capacity instruments for the purposes of the Relevant Rules.

(7) By its acquisition of the 2027 Notes, each Holder of the 2027 Notes (including each Holder of a beneficial interest in the 2027 Notes) (i) acknowledges, accepts, consents and agrees to be bound by the Company’s or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the Company and without the need for the Company to obtain any further consent from such Holder of the 2027 Notes, (ii) shall waive any and all claims, in law and/or in equity, against the Trustee, the paying agent and the calculation agent or the Company’s designee for, agree not to initiate a suit against the Trustee, the paying agent and the calculation agent or the Company’s designee in respect of, and agree that none of the Trustee, the paying agent or the calculation agent or the Company’s designee shall be liable for, the determination of or the Company’s failure or delay to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any losses suffered in connection therewith and (iii) shall agree that none of the Trustee, the paying agent or the calculation agent or the Company’s designee shall have any obligation to determine, confirm or verify any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure or delay by the Company to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

(8) Except as set forth herein, all percentages resulting from any calculation of any interest rate for the 2027 Notes shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts shall be rounded to the nearest cent, with one-half cent being rounded upward.

(i) Place of Payment of Principal and Interest. Payment of the principal of (and premium, if any) and interest on the 2027 Notes will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts against surrender of any Note in the case of any payment due at the 2027 Maturity Date; provided, however, that (i) if any Note is a Global Security, payments shall be made in respect of such Note pursuant to the Applicable Procedures of the Depositary as in effect from time to time, and (ii) if any Note is not a Global Security, payment of interest in respect of such Note will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register at the close of business on the Regular Record Date for such interest. Notwithstanding the foregoing, if any Note is not a Global Security and has a principal amount of at least $1,000,000, upon request, the Company will pay any amount that becomes due on such Note by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request such a wire payment, the Holder of such Note must give the Paying Agent appropriate wire transfer instructions at least five Business Days before the requested wire payment is due. In the case of any interest payment due on a 2027 Interest Payment Date, the instructions must be given by the person or entity who is the Holder on the relevant Regular Record Date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

(j) Optional Redemption.

(1) On or after November 27, 2024 (180 days after the Issue Date) (or, if additional 2027 Notes are issued, beginning 180 days after the Issue Date of such additional 2027 Notes), and prior to the 2027 First Par Call Date, the Company may redeem the 2027 Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

a. (i) The sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2027 Notes matured on the 2027 First Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (ii) interest accrued to the date of redemption, and

b. 100% of the principal amount of the 2027 Notes to be redeemed,

plus in either case, accrued and unpaid interest thereon to the redemption date.

(2) On the 2027 First Par Call Date, the Company may redeem the 2027 Notes, in whole but not in part, or on or after April 30, 2027 (which is the date that is one month prior to the 2027 Maturity Date), in whole or in part, at any time and from time to time, in each case at a redemption price equal to 100% of the principal amount of the 2027 Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

In the case of a partial redemption, selection of the 2027 Notes for redemption will be made pro rata, by lot or by such other method as required by the rules of DTC. No 2027 Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the note upon surrender for cancellation of the original Note. For so long as the 2027 Notes are held by DTC (or another depositary), the redemption of the 2027 Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2027 Notes or portions thereof called for redemption.

Neither the Trustee nor the calculation agent shall be responsible for or have any responsibility to determine or make any calculations in connection with any redemption.

Notice of any redemption will be mailed or electronically delivered at least 10 days but not more than 60 days before the redemption date to each Holder of the 2027 Notes to be redeemed, and at least fifteen days before the redemption date to the Trustee.

(3) Solely for the purposes of this Section 3.02(j), the following terms shall have the following meanings:

a. “2027 First Par Call Date” means May 31, 2026 (one year prior to the Maturity Date).

b. “Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 2027 First Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the 2027 First Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 2027 First Par Call Date, as applicable. If there is no United States Treasury security maturing on the 2027 First Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 2027 First Par Call Date, one with a maturity date preceding the 2027 First Par Call Date and one with a maturity date following the 2027 First Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the 2027 First Par Call Date. If there are two or more United States Treasury securities maturing on the 2027 First Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

(4) If the Redemption Date is not a Business Day, interest and principal shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after the Redemption Date.

(k) Sinking Fund. There shall be no sinking fund for the 2027 Notes.

(l) Denomination. The 2027 Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(m) Currency of the Notes. The 2027 Notes shall be denominated, and payment of principal and interest of the 2027 Notes shall be payable in, the currency of the United States of America.

(n) Currency of Payment. The principal of and interest on the 2027 Notes shall be payable in the currency of the United States of America.

(o) Defeasance. Article 13 of the Base Indenture shall apply to the 2027 Notes.

(p) Registered Form. The 2027 Notes shall be issuable as registered Global Securities, and the depositary for the 2027 Notes shall be The Depository Trust Company, New York, New York (“DTC”) or any successor depositary appointed by the Company within 90 days of the termination of services of DTC (or any successor to DTC). Sections 2.04 and 3.05 of the Base Indenture shall apply to the 2027 Notes.

(q) Covenants. The covenants set forth in Article 10 of the Base Indenture shall apply to the 2027 Notes.

(r) Additional Terms. Other terms applicable to the 2027 Notes are as otherwise provided for below.

ARTICLE 4

FORM AND TERMS OF THE 2035 NOTES

Section 4.01 Form and Dating.

(a) The 2035 Notes and the Certificate of Authentication shall be substantially in the form of Exhibit A attached hereto. The 2035 Notes may have notations, a legend or legends or endorsements as may be required to comply with any law or with any rules of any securities exchange or usage. Each 2035 Note shall be dated the date of its authentication.

(b) The terms contained in the 2035 Notes shall constitute, and are hereby expressly made, a part of the Indenture as supplemented by this Thirty-Fourth Supplemental Indenture and the Company and the Trustee, by their execution and delivery of this Thirty-Fourth Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

Section 4.02 Terms of the Notes. The following terms relating to the 2035 Notes are hereby established:

(a) Title. The 2035 Notes shall constitute a series of Securities having the title

“Santander Holdings USA, Inc. 6.342% Fixed-to-Floating Rate Senior Notes due 2030,” and the CUSIP number shall be “80282K BL9.”

(b) Principal Amount. The aggregate principal amount of the 2035 Notes that may be authenticated and delivered under the Indenture, as amended hereby, shall be $750,000,000 on the Issue Date. Provided that no Covenant Breach or Event of Default has occurred and is continuing with respect to the 2035 Notes, the Company may, without notice to or the consent of the Holders, create and issue additional Securities having the same terms as, and ranking equally and ratably with, the 2035 Notes in all respects and so that such additional 2035 Notes will be consolidated and form a single series with, and have the same terms as to status, redemption or otherwise as, the 2035 Notes initially issued.

(c) Person to Whom Interest is Payable. Interest payable, and punctually paid or duly provided for, on any 2035 Interest Payment Date will be paid to the Person in whose name the 2035 Notes are registered at the close of business on the Regular Record Date for such interest, which shall be the close of business fifteen (15) calendar days (whether or not a Business Day) immediately preceding a 2035 Fixed Rate Period Interest Payment Date or a 2035 Floating Rate Period Interest Payment Date (together, the “2035 Interest Payment Dates” and, each, a “2035 Interest Payment Date”). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the 2035 Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner and as provided for in the Base Indenture.

(d) Maturity Date. The entire outstanding principal of the 2035 Notes shall be payable on May 31, 2035 (the “2035 Maturity Date”). If the 2035 Maturity Date or the date of any repayment of the 2035 Notes falling within the 2035 Fixed Rate Period is not a Business Day, interest and principal shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after the 2035 Maturity Date.

(e) Interest.

(1) With respect to the 2035 Fixed Rate Period, the rate at which the 2035 Notes shall bear interest shall be 6.342% per annum (the “2035 Initial Interest Rate”). Interest will be calculated on the basis of twelve 30-day months or, in the case of an incomplete month, the actual number of days elapsed, in each case assuming a 360-day year.

(2) During the 2035 Floating Rate Period, the rate at which the 2035 Notes shall bear interest shall be equal to the Benchmark (as defined below) plus 2.138% per annum (the “2035 Margin”). Interest will be calculated on the basis of the actual number of days in each 2035 Floating Rate Interest Period, assuming a 360-day year. In no event will the interest payable on the 2035 Notes be less than zero.

(3) In the event that any scheduled 2035 Interest Payment Date (other than the 2035 Maturity Date) for the 2035 Notes falls on a day that is not a Business Day, then payment of interest payable on such 2035 Interest Payment Date shall be postponed to the next succeeding Business Day (and no interest on such payment will accrue for the period from and after such scheduled 2035 Interest Payment Date); provided that, during the 2035 Floating Rate Period, if that Business Day falls in the next succeeding calendar month, such 2035 Floating Rate Period Interest Payment Date will be the immediately preceding Business Day. If any such 2035 Floating Rate Period Interest Payment Date (other than the 2035 Maturity Date) is postponed or brought forward as described above, the payment of interest due on such postponed or brought forward 2035 Floating Rate Period Interest Payment Date will include interest accrued to but excluding such postponed or brought forward 2035 Floating Rate Period Interest Payment Date.

(4) If a Redemption Date or repayment of the 2035 Notes falls within the 2035 Floating Rate Period but does not occur on a 2035 Floating Rate Period Interest Payment Date, (i) the related 2035 Interest Determination Date shall be deemed to be the date that is two U.S. Government Securities Business Days prior to such Redemption Date or repayment, (ii) the related Observation Period shall be deemed to end on (but exclude) the related 2035 Interest Determination Date for such Redemption Date or repayment, (iii) the 2035 Floating Rate Period will be deemed to be shortened accordingly and (iv) corresponding adjustments will be deemed to be made to the Compounded SOFR Index Rate formula.

(f) Calculation of Benchmark; Definitions. For the purposes of this Section 3.02, capitalized terms used but not otherwise defined in this section shall have the following meanings:

(1) “Benchmark” means, initially, the Compounded SOFR Index Rate; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

(2) “Benchmark Replacement” means the first alternative set forth in the order below that shall be determined by the Company or its designee (in consultation with the Company) as of the Benchmark Replacement Date:

a. the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (b) the Benchmark Replacement Adjustment;

b. the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

c. the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee (in consultation with the Company) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

(3) “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee (in consultation with the Company) as of the Benchmark Replacement Date:

a. the spread adjustment (which may be a positive or negative value or zero) that has been (i) selected or recommended by the Relevant Governmental Body or (ii) determined by the Company or its designee (in consultation with the Company) in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

b. if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; or

c. the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee (in consultation with the Company) giving due consideration to industry-accepted spread adjustments (if any), or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

(4) “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

a. in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

b. in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

(5) “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

a. a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

b. a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

c. a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

(6) “Compounded SOFR Index Rate” means, in relation to a Floating Rate Interest Period, the rate computed by the calculation agent in accordance with the following formula (and the resulting percentage will be rounded if necessary to the nearest seventh decimal place, with 0.00000005 being rounded upwards):

Where:

“d” is the number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd (being the number of calendar days in the Observation Period);

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the first date of the relevant 2035 Floating Rate Interest Period; and

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the 2035 Floating Rate Period Interest Payment Date relating to such 2035 Floating Rate Interest Period;

(7) “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding Business Day adjustments) as the applicable tenor for the then-current Benchmark.

(8) “designee” means an affiliate or any other agent of the Company.

(9) “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

(10) “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. (“ISDA”) or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

(11) “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA.

(12) “NY Federal Reserve’s website” means the website of the Federal Reserve Bank of New York (the “NY Federal Reserve”), currently at http://www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of the Secured Overnight Financing Rate.

(13) “Observation Period” means, in respect of each 2035 Floating Rate Interest Period, the period from (and including) the day falling two U.S. Government Securities Business Days prior to the first day of the relevant 2035 Floating Rate Interest Period to (but excluding) the day falling two U.S. Government Securities Business Days prior to the relevant 2035 Floating Rate Period Interest Payment Date for such Floating Rate Interest Period.

(14) “Reference Time” means (1) if the Benchmark is Compounded SOFR Index Rate, the SOFR Determination Time, and (2) if the Benchmark is not Compounded SOFR Index Rate, the time determined by the Company or its designee (in consultation with the Company) in accordance with the Benchmark Replacement Conforming Changes.

(15) “Relevant Governmental Body” means the Federal Reserve and/or the NY Federal Reserve, or a committee officially endorsed or convened by the Federal Reserve and/or the NY Federal Reserve or any successor thereto.

(16) “Relevant Rules” means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage, TLAC, or regulatory long-term debt requirements) then in effect in the United States and applicable to the Company from time to time and any regulations, requirements, guidelines and policies relating to capital adequacy adopted from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Company or to the Company and any of its holding or subsidiary companies or any subsidiary of any such holding company).

(17) “SOFR” means, with respect to any U.S. Government Securities Business Day, the rate determined by the calculation agent in accordance with the following provisions:

a. the Secured Overnight Financing Rate published for such U.S. Government Securities Business Day as such rate appears on the NY Federal Reserve’s website on the immediately following U.S. Government Securities Business Day at the SOFR Determination Time.

b. if the rate does not so appear, the Secured Overnight Financing Rate published on the NY Federal Reserve’s website for the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the NY Federal Reserve’s website.

(18) “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

(19) “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

(20) “SOFR Determination Time” means, with respect to any U.S. Government Securities Business Day, 3:00 p.m. (New York City time) on such U.S. Government Securities Business Day.

(21) “SOFR Index” means, with respect to any U.S. Government Securities Business Day:

a. the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at the SOFR Determination Time; provided that

b. if a SOFR Index value does not so appear as specified in (a) above at the SOFR Determination Time, then (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR Index Rate shall be the rate determined pursuant to Section 3.02(g) or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred in respect of SOFR, then Compounded SOFR Index Rate shall be the rate determined pursuant to Section 3.02(h).

(22) “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

(23) “U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding clauses (a) and (b) of the definition of “SOFR” above, if the Company or its designee (in consultation with the Company) determines on or prior to the relevant 2035 Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the “Benchmark Transition Provisions” set forth below will thereafter apply to all determinations of the rate of interest payable on the 2035 Notes during the 2035 Floating Rate Period.

In accordance with and subject to the Benchmark Transition Provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period on the 2035 Notes during the 2035 Floating Rate Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Margin.

(g) SOFR Index Unavailability. If SOFR IndexStart or SOFR IndexEnd is not published on the relevant Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR Index Rate” shall mean, for the relevant interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information (or such successor website). For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily SOFR (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

(h) Benchmark Transition.

(1) If the Company or its designee (in consultation with the Company) determine that a Benchmark Transition Event and related Benchmark Replacement Date have occurred prior to the applicable Reference Time in respect of any determination of the Benchmark on any date, the applicable Benchmark Replacement shall replace the then-current Benchmark for all purposes relating to the 2035 Notes during the 2035 Floating Rate Period in respect of such determination on such date and all determinations on all subsequent dates; provided that, if the Company or its designee (in consultation with the Company) are unable to or do not determine a Benchmark Replacement in accordance with this Section 3.02 prior to 5:00 p.m. (New York City time) on the relevant Interest Determination Date, the interest rate for the related 2035 Floating Rate Interest Period shall be equal to the interest rate in effect for the immediately preceding 2035 Floating Rate Interest Period or, in the case of the 2035 Interest Determination Date prior to the first 2035 Floating Rate Period Interest Payment Date, the 2035 Initial Interest Rate.

(2) In connection with the implementation of a Benchmark Replacement, the Company or its designee (in consultation with the Company) shall have the right to make changes to (1) any 2035 Interest Determination Date, 2035 Floating Rate Period Interest Payment Date, Reference Time, business day convention or 2035 Floating Rate Interest Period, (2) the manner, timing and frequency of determining the rate and amounts of interest that are payable on the 2035 Notes during the 2035 Floating Rate Period and the conventions relating to such determination and calculations with respect to interest, (3) rounding conventions, (4) tenors and (5) any other terms or provisions of the 2035 Notes during the 2035 Floating Rate Period, in each case that the

Company or its designee (in consultation with the Company) determines, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee (in consultation with the Company) decides that implementation of any portion of such market practice is not administratively feasible or determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee (in consultation with the Company) determines is appropriate (acting in good faith)) (the “Benchmark Replacement Conforming Changes”). Any Benchmark Replacement Conforming Changes will apply to the 2035 Notes for all future 2035 Floating Rate Interest Periods.

(3) The Company shall promptly give notice of the determination of the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes to the Trustee, the paying agent, the calculation agent and the Holders of the 2035 Notes; provided that failure to provide such notice will have no impact on the effectiveness of, or otherwise invalidate, any such determination.

(4) All determinations, decisions, elections and any calculations made by the Company or its designee for the purposes of determining the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes will be conclusive and binding on the Holders of the 2035 Notes, the Company, the calculation agent, the Trustee and the paying agent, absent manifest error. If made by the Company’s designee, such determinations, decisions, elections and calculations will be made after consulting with the Company, and its designees will not make any such determination, decision, election or calculation to which the Company objects. Notwithstanding anything to the contrary in this Thirty-Fourth Supplemental Indenture or the 2035 Notes, any determinations, decisions, calculations or elections made in accordance with this Section 3.02(h) shall become effective without consent from the Holders of the 2035 Notes or any other party.

(5) Any determination, decision or election relating to the Benchmark will be made by the Company on the basis described above. The calculation agent shall have no liability for not making any such determination, decision or election. In addition, the Company may designate an entity (which may be an affiliate of the Company) to make any determination, decision or election that the Company has the right to make in connection with the determination of the Benchmark.

(6) Notwithstanding any other provision set forth herein, no Benchmark Replacement shall be adopted, nor shall the applicable Benchmark Replacement Adjustment be applied, nor shall any Benchmark Replacement Conforming Changes be made, if in the Company’s determination, the same could reasonably be expected to prejudice the qualification of the 2035 Notes as eligible liabilities or loss absorbing capacity instruments for the purposes of the Relevant Rules.

(7) By its acquisition of the 2035 Notes, each Holder of the 2035 Notes (including each Holder of a beneficial interest in the 2035 Notes) (i) acknowledges, accepts, consents and agrees to be bound by the Company’s or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the Company and without the need for the Company to obtain any further consent from such Holder of the 2035 Notes, (ii) shall waive any and all claims, in law and/or in equity, against the Trustee, the paying agent and the calculation agent or the Company’s designee for, agree not to initiate a suit against the Trustee, the paying agent and the calculation agent or the Company’s designee in respect of, and agree that none of the Trustee, the paying agent or the calculation agent or the Company’s designee shall be liable for, the determination of or the Company’s failure or delay to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any losses suffered in connection therewith and (iii) shall agree that none of the Trustee, the paying agent or the calculation agent or the Company’s designee shall have any obligation to determine, confirm or verify any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure or delay by the Company to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

(8) Except as set forth herein, all percentages resulting from any calculation of any interest rate for the 2035 Notes shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts shall be rounded to the nearest cent, with one-half cent being rounded upward.

(i) Place of Payment of Principal and Interest. Payment of the principal of (and premium, if any) and interest on the 2035 Notes will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts against surrender of any Note in the case of any payment due at the 2035 Maturity Date; provided, however, that (i) if any Note is a Global Security, payments shall be made in respect of such Note pursuant to the Applicable Procedures of the Depositary as in effect from time to time, and (ii) if any Note is not a Global Security, payment of interest in respect of such Note will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register at the close of business on the Regular Record Date for such interest. Notwithstanding the foregoing, if any Note is not a Global Security and has a principal amount of at least $1,000,000, upon request, the Company will pay any amount that becomes due on such Note by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request such a wire payment, the Holder of such Note must give the Paying Agent appropriate wire transfer instructions at least five Business Days before the requested wire payment is due. In the case of any interest payment due on a 2035 Interest Payment Date, the instructions must be given by the person or entity who is the Holder on the relevant Regular Record Date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

(j) Optional Redemption.

(1) On or after November 27, 2024 (180 days after the Issue Date) (or, if additional 2035 Notes are issued, beginning 180 days after the Issue Date of such additional 2035 Notes), and prior to the 2035 First Par Call Date, the Company may redeem the 2035 Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

a. (i) The sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2035 Notes matured on the 2035 First Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (ii) interest accrued to the date of redemption, and

b. 100% of the principal amount of the 2035 Notes to be redeemed, plus in either case, accrued and unpaid interest thereon to the redemption date.

(2) On the 2035 First Par Call Date, the Company may redeem the 2035 Notes, in whole but not in part, or on or after February 28, 2035 (which is the date that is three months prior to the 2035 Maturity Date), in whole or in part, at any time and from time to time, in each case at a redemption price equal to 100% of the principal amount of the 2035 Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

In the case of a partial redemption, selection of the 2035 Notes for redemption will be made pro rata, by lot or by such other method as required by the rules of DTC. No 2035 Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the note upon surrender for cancellation of the original Note. For so long as the 2035 Notes are held by DTC (or another depositary), the redemption of the 2035 Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2035 Notes or portions thereof called for redemption.

Neither the Trustee nor the calculation agent shall be responsible for or have any responsibility to determine or make any calculations in connection with any redemption.

Notice of any redemption will be mailed or electronically delivered at least 10 days but not more than 60 days before the redemption date to each Holder of the 2035 Notes to be redeemed, and at least fifteen days before the redemption date to the Trustee.

(3) Solely for the purposes of this Section 3.02(j), the following terms shall have the following meanings:

a. “2035 First Par Call Date” means May 31, 2034 (one year prior to the Maturity Date).

b. “Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 2035 First Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the 2035 First Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 2035 First Par Call Date, as applicable. If there is no United States Treasury security maturing on the 2035 First Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 2035 First Par Call Date, one with a maturity date preceding the First Par Call Date and one with a maturity date following the 2035 First Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the 2035 First Par Call Date. If there are two or more United States Treasury securities maturing on the 2035 First Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

(4) If the Redemption Date is not a Business Day, interest and principal shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after the Redemption Date.

(k) Sinking Fund. There shall be no sinking fund for the 2035 Notes.

(l) Denomination. The 2035 Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(m) Currency of the Notes. The 2035 Notes shall be denominated, and payment of principal and interest of the 2035 Notes shall be payable in, the currency of the United States of America.

(n) Currency of Payment. The principal of and interest on the 2035 Notes shall be payable in the currency of the United States of America.

(o) Defeasance. Article 13 of the Base Indenture shall apply to the 2035 Notes.

(p) Registered Form. The 2035 Notes shall be issuable as registered Global Securities, and the depositary for the 2035 Notes shall be The Depository Trust Company, New York, New York (“DTC”) or any successor depositary appointed by the Company within 90 days of the termination of services of DTC (or any successor to DTC). Sections 2.04 and 3.05 of the Base Indenture shall apply to the 2035 Notes.

(q) Covenants. The covenants set forth in Article 10 of the Base Indenture shall apply to the 2035 Notes.

(r) Additional Terms. Other terms applicable to the 2035 Notes are as otherwise provided for below.

ARTICLE 5

SUPPLEMENTAL INDENTURES

Section 5.01 Supplemental Indentures. The following paragraph shall be added to the end of Section 9.01 of the Base Indenture and shall only apply to the Notes:

Notwithstanding the foregoing, without the consent of any Holder of Securities, the Company and the Trustee may (a) amend or supplement the Indenture or the Securities to conform the terms of the Indenture and the Securities to the description of the Securities in the prospectus supplement dated May 28, 2024 relating to the offering of the Securities and (b) amend or supplement the Indenture or the Securities or waive any provision of the Indenture or the Securities without the consent of any Holders of the Notes to implement any benchmark transition provisions after a Benchmark Transition Event or its related Benchmark Replacement date have occurred (or in anticipation thereof).

ARTICLE 6

MISCELLANEOUS

Section 6.01 Trust Indenture Act of 1939. This Thirty-Fourth Supplemental Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

Section 6.02 Governing Law. This Thirty-Fourth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law.

Section 6.03 Duplicate Originals; Counterparts. The parties may sign any number of copies of this Thirty-Fourth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 6.04 Separability. In case any provision in this Thirty-Fourth Supplemental Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.05 Ratification. The Base Indenture, as amended by the Eighth Supplemental Indenture and as supplemented and amended by this Thirty-Fourth Supplemental Indenture, is in all respects ratified and confirmed. The Base Indenture, the Eighth Supplemental Indenture and this Thirty-Fourth Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Thirty-Fourth Supplemental Indenture supersede any conflicting provisions included in the Base Indenture unless not permitted by law. The Trustee accepts the trusts created by the Base Indenture, as amended by the Eighth Supplemental Indenture and as supplemented by this Thirty-Fourth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Base Indenture, as amended by the Eighth Supplemental Indenture and as supplemented by this Thirty-Fourth Supplemental Indenture.

Section 6.06 Effectiveness. The provisions of this Thirty-Fourth Supplemental Indenture shall become effective as of the date hereof.

Section 6.07 Successors. All agreements of the Company in this Thirty-Fourth Supplemental Indenture shall bind its successors. All agreements of the Trustee in this Thirty-Fourth Supplemental Indenture shall bind its successors.

Section 6.08 Trustee’s Disclaimer. The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Thirty-Fourth Supplemental Indenture, the Notes, or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Thirty-Fourth Supplemental Indenture to be duly executed as of the date set forth above.

Attest		SANTANDER HOLDINGS USA, INC. as the Company

By:	/s/ Gerald A. Chamberlain	By:	/s/ Jonathan Watson
Name: Title:	Gerard A. Chamberlain Executive Vice President and Assistant Secretary	Name: Title:	Jonathan Watson Treasurer and Executive Vice President

[SIGNATURE PAGE TO THIRTY-FOURTH SUPPLEMENTAL INDENTURE]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Carol Ng
Name: Carol Ng
Title: Vice President

By:	/s/ Joseph Denno
Name: Joseph Denno
Title: Vice President

[SIGNATURE PAGE TO THIRTY-FOURTH SUPPLEMENTAL INDENTURE]

EXHIBIT A

FORM OF NOTE

[FORM OF FACE OF NOTE]

[Global Notes Legend]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE DEPOSIT INSURANCE FUND OR ANY OTHER GOVERNMENTAL AGENCY OR FUND.

SANTANDER HOLDINGS USA, INC.

6.124% Fixed-to-Floating Rate Senior Notes due 2027

CUSIP No.: 80282K BK1
ISIN: US80282KBK16
No. _____	$	____________

Santander Holdings USA, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $      on May 31, 2027, and to pay interest thereon, semi-annually each May 31 and November 30, commencing on November 30, 2024 and ending on May 31, 2026, at the rate of 6.124% per annum, and from (and including) May 31, 2026 to (but excluding) the Maturity Date, quarterly on August 31, 2026, November 30, 2026, February 28, 2027, and the Maturity Date, at the rate equal to the Benchmark (as provided in such Indenture) plus 1.232% per annum, until the principal hereof is paid or made available for payment, provided that any premium, and any such installment of interest, which is overdue shall bear interest at the rate of 6.124% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such overdue amounts are due until they are paid or duly provided for, and such interest on any overdue installment shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the close of business fifteen (15) calendar days (whether or not a Business Day) immediately prior to an Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts against surrender of this Security in the case of any payment due at the Maturity Date; provided, however, that (i) if this Security is a Global Security, payments shall be made pursuant to the Applicable Procedures of the Depositary as in effect from time to time, and (ii) if this Security is not a Global Security, payment of interest will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register at the close of business on the Regular Record Date for such interest. Notwithstanding the foregoing, if this Security is not a Global Security and has a principal amount of at least $1,000,000, upon request, the Company will pay any amount that becomes due on this Security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request wire payment, the Holder must give the Paying Agent appropriate wire transfer instructions at least five Business Days before the requested wire payment is due. In the case of any interest payment due on an Interest Payment Date, the instructions must be given by the person or entity who is the Holder on the relevant Regular Record Date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 31, 2024

Attest	SANTANDER HOLDINGS USA, INC. as the Company

By:	By:
Name: Title:	Name: Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein and referred to in the Indenture referred to hereinafter.

Dated: May 31, 2024

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 19, 2011 (herein called the “Base Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended by an Eighth Supplemental Indenture, dated as of March 1, 2017, between the Company and the Trustee (herein called the “Eighth Supplemental Indenture”), and as supplemented by a Thirty-Fourth Supplemental Indenture, dated as of May 31, 2024, between the Company and the Trustee (herein called the “Thirty-Fourth Supplemental Indenture” and, together with the Base Indenture and Eighth Supplemental Indenture, the “Indenture”), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount of $500,000,000.

On or after November 27, 2024 (180 days after the issue date) (or, if additional notes are issued, beginning 180 days after the issue date of such additional notes), and prior to May 31, 2026 (which is the date that is one year prior to the Maturity Date) (the “First Par Call Date”), the Securities of this series may be redeemed by the Company at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on the First Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the prospectus supplement) plus 20 basis points less (b) interest accrued to the date of redemption; and (2) 100% of the principal amount of the notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On the First Par Call Date, the Securities of this series may be redeemed by the Company, in whole but not in part, or on or after April 30, 2027 (which is the date that is one month prior to the Maturity Date), in whole or in part, at any time and from time to time, in each case at a redemption price equal to 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to the redemption date. Securities of this series are not entitled to the benefit of any sinking fund.

The Securities of this series will not be listed on any national securities exchange or included in any automated quotation system. Currently there is no market for the Securities of this series.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants, Covenant Breaches and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all Securities at the time Outstanding to be affected, considered together as one class for this purpose (such Securities to be affected may be Securities of the same or different series and, with respect to any series, may comprise fewer than all the Securities of such series). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding to be affected under the Indenture, considered together as one class for this purpose (such affected Securities may be Securities of the same or different series and, with respect to any particular series, may comprise fewer than all the Securities of such series), on behalf of the Holders of all Securities so affected, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Covenant Breach or Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Covenant Breach or Event of Default as Trustee and offered the Trustee indemnity and/or security satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity and/or security. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 3.05 thereof on transfers and exchanges of Global Securities.

The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The initial principal amount of this Global Note is $        . The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

EXHIBIT B

FORM OF NOTE

[FORM OF FACE OF NOTE]

[Global Notes Legend]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE DEPOSIT INSURANCE FUND OR ANY OTHER GOVERNMENTAL AGENCY OR FUND.

SANTANDER HOLDINGS USA, INC.

6.342% Fixed-to-Floating Rate Senior Notes due 2035

CUSIP No.: 80282K BL9
ISIN: US80282KBL98
No.	$

Santander Holdings USA, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $ on May 31, 2035, and to pay interest thereon, semi-annually each May 31 and November 30, commencing on November 30, 2024 and ending on May 31, 2034, at the rate of 6.342% per annum, and from (and including) May 31, 2034 to (but excluding) the Maturity Date, quarterly on August 31, 2034, November 30, 2034, February 28, 2035, and the Maturity Date, at the rate equal to the Benchmark (as provided in such Indenture) plus 2.138% per annum, until the principal hereof is paid or made available for payment, provided that any premium, and any such installment of interest, which is overdue shall bear interest at the rate of 6.342% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such overdue amounts are due until they are paid or duly provided for, and such interest on any overdue installment shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the close of business fifteen (15) calendar days (whether or not a Business Day) immediately prior to an Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts against surrender of this Security in the case of any payment due at the Maturity Date; provided, however, that (i) if this Security is a Global Security, payments shall be made pursuant to the Applicable Procedures of the Depositary as in effect from time to time, and (ii) if this Security is not a Global Security, payment of interest will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register at the close of business on the Regular Record Date for such interest. Notwithstanding the foregoing, if this Security is not a Global Security and has a principal amount of at least $1,000,000, upon request, the Company will pay any amount that becomes due on this Security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request wire payment, the Holder must give the Paying Agent appropriate wire transfer instructions at least five Business Days before the requested wire payment is due. In the case of any interest payment due on an Interest Payment Date, the instructions must be given by the person or entity who is the Holder on the relevant Regular Record Date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 31, 2024

Attest	SANTANDER HOLDINGS USA, INC.
as the Company

By:	By:
Name:	Name:
Title:	Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein and referred to in the Indenture referred to hereinafter.

Dated: May 31, 2024

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of April 19, 2011 (herein called the “Base Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended by an Eighth Supplemental Indenture, dated as of March 1, 2017, between the Company and the Trustee (herein called the “Eighth Supplemental Indenture”), and as supplemented by a Thirty-Fourth Supplemental Indenture, dated as of May 31, 2024, between the Company and the Trustee (herein called the “Thirty-Fourth Supplemental Indenture” and, together with the Base Indenture and Eighth Supplemental Indenture, the “Indenture”), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount of $750,000,000.

On or after November 27, 2024 (180 days after the issue date) (or, if additional notes are issued, beginning 180 days after the issue date of such additional notes), and prior to May 31, 2034 (which is the date that is one year prior to the Maturity Date) (the “First Par Call Date”), the Securities of this series may be redeemed by the Company at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on the First Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the prospectus supplement) plus 30 basis points less (b) interest accrued to the date of redemption; and (2) 100% of the principal amount of the notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On the First Par Call Date, the Securities of this series may be redeemed by the Company, in whole but not in part, or on or after February 28, 2035 (which is the date that is three months prior to the Maturity Date), in whole or in part, at any time and from time to time, in each case at a redemption price equal to 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to the redemption date. Securities of this series are not entitled to the benefit of any sinking fund.

The Securities of this series will not be listed on any national securities exchange or included in any automated quotation system. Currently there is no market for the Securities of this series.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants, Covenant Breaches and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all Securities at the time Outstanding to be affected, considered together as one class for this purpose (such Securities to be affected may be Securities of the same or different series and, with respect to any series, may comprise fewer than all the Securities of such series). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding to be affected under the Indenture, considered together as one class for this purpose (such affected Securities may be Securities of the same or different series and, with respect to any particular series, may comprise fewer than all the Securities of such series), on behalf of the Holders of all Securities so affected, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Covenant Breach or Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Covenant Breach or Event of Default as Trustee and offered the Trustee indemnity and/or security satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity and/or security. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 3.05 thereof on transfers and exchanges of Global Securities.

The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint         agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The initial principal amount of this Global Note is $      . The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

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